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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 1994 with respect to the financial statements of Questar Telecom, Inc. included in Amendment No. 1 to the Registration Statement (Form S-4) and the related Proxy/Prospectus of NEXTEL Communications, Inc. for the registration of 4,201,000 shares of Class A common stock.


                                            Ernst & Young LLP

Salt Lake City, Utah

June 26, 1995